SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) September 2, 2005.


                  THE AMERICAN EDUCATION CORPORATION
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


           Nevada                 0-11078         73-1621446
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(State or other jurisdiction   (Commission     (IRS Employer
of incorporation)              File Number) Identification No.)


                 7506 N. Broadway Extension, Suite 505
                    Oklahoma City, Oklahoma  73116
         ---------------------------------------------------
         (Address of principal executive offices) (Zip Code)


                            (405) 840-6031
         ----------------------------------------------------
         (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange
Act (17 CFR 240.14a-12(b))

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




Information to be Included in the Report

Item 8.01 Other events.

On September 2, 2005, The American Education Corporation issued the press release attached hereto as Exhibit 99.1 titled "THE AMERICAN EDUCATION CORPORATION SIGNS LETTER OF INTENT TO TRANSFER OWNERSHIP OF ITS LEARNING
 PATHWAYS, LTD SUBSIDIARY."

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description
-----------      -----------

   99.1 Company press release titled "THE AMERICAN EDUCATION CORPORATION SIGNS LETTER OF INTENT TO TRANSFER OWNERSHIP OF ITS LEARNING PATHWAYS, LTD SUBSIDIARY," dated
                 September 2, 2005.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMERICAN EDUCATION CORPORATION



/s/ Jeffrey E. Butler
------------------------------------------
Jeffrey E. Butler, Chief Executive Officer

September 2, 2005





Exhibit 99.1

                             PRESS RELEASE


For further information contact:

Jeffrey E. Butler                    or                Geralyn DeBusk
The American Education Corporation     Halliburton Investor Relations
800-34APLUS or 800-222-2811                              972-458-8000
E-mail: jeb@amered.com
URL: www.amered.com

For Immediate Release

       THE AMERICAN EDUCATION CORPORATION SIGNS LETTER OF INTENT
     TO TRANSFER OWNERSHIP OF ITS LEARNING PATHWAYS, LTD SUBSIDIARY

Oklahoma City, September 2, 2005: The American Education Corporation (AEC) (OTC/BB: AEDU) today announced that it has signed a letter of intent to transfer ownership of its Learning Pathways subsidiary located in Derby, UK, to Learning.com of Portland, OR. AEC announced the impairment of assets for this business unit on April 1, 2005 and affected the write-off of related subsidiary assets for the fiscal year-ended December 31, 2004.

As interest in technology instruction and assessment builds in the UK, transferring the ownership of Learning Pathways allows Learning.com to build a presence in the country with a well-respected entity that can effectively serve new customers. Learning.com intends to maintain Learning Pathways as a separate subsidiary that will continue to distribute AEC's products as well as develop and distribute UK versions of Learning.com's products.

Learning.com, the leading developer of online technology integration and assessment tools, is the creator of EasyTech, registered, an online curriculum that helps K-8 teachers and students develop and apply information and communication technology (ICT) skills in order to enhance learning across the curriculum. EasyTech is delivered by a powerful management system that allows educators to plan and deliver ICT-rich instruction and evaluate and report student progress toward ICT literacy goals. The Company's TechLiteracy Assessment, trademark, which is being piloted by several large districts in the United States, helps schools measure students' technology literacy skills; thereby, definitively demonstrating that state and national technology standards are being addressed.

Commenting on this development, Jeffrey E. Butler, Chief Executive Officer of the Company, stated: "Although the terms of the final agreement will not provide for the recovery of the significant investment we have made in the UK, we are pleased with this outcome, as it will provide for long-term distribution of our products into the UK and other international markets under a distribution agreement. In addition, this arrangement provides our very talented and loyal team of employees with an opportunity to become associated with an excellent, new parent corporation. Learning Pathways is an established entity in the UK and it will continue to sell AEC products. At the same time, Learning Pathways will provide Learning.com with an excellent infrastructure and a recognized platform to launch its products in international markets."

About The American Education Company
The Company's Java-based technology, the A+nyWhere Learning System, registered, Versions 3.0 and 4.0 of educational software products, provides for an integrated offering of grade levels K-12 software for Reading, Mathematics, Language Arts, Science, Writing, History, Government, Economics and Geography. The Company recently released Learning Letter Sounds, a comprehensive suite of emergent reading content, designed for pre-K, K-3 students. All company products are designed to provide for LAN, WAN and Internet delivery options. The Company has developed a computer adaptive, companion academic skill assessment testing tool to provide educators with the resources to more effectively use the Company's curriculum content aligned to important state and national academic standards. Spanish-language versions are available for Mathematics and Language Arts for grade levels 1-8. The Company's curriculum content is aligned to the other third party digital resources such as GoKnow's scientifically-based, Internet accessible curriculum and reference materials, which may be accessed directly from A+LS lessons.
The A+LS comprehensive family of educational software is now in use in over 11,000 schools, centers of adult literacy, colleges and universities, and correctional institutions in the U.S., UK and other international locations. A+dvancer College Readiness Online, the Company's postsecondary offering, identifies and assists students in attaining college entry-level


The American Education Corporation Signs Letter of Intent
September 2, 2005
Page Two


academic skills in Arithmetic, Elementary Algebra, Reading Comprehension, and Sentence Skills. A+dvancer reduces demand on institutional admissions and developmental departments, while providing students with both improved skills assessment and the alignment to developmental and remedial coursework in an online, self-paced learning environment.

About Learning.com
Learning.com, the education industry's leading developer of online technology integration and assessment tools, partners with schools and districts to meet their technology literacy and integration goals. The company's products and services help students develop and apply foundational technology skills, provide teachers with resources to integrate technology across the curriculum, and help districts satisfy accountability requirements. Privately-held Learning.com is headquartered in Portland, OR. For more information, visit www.learning.com or call 503-284-0100.

Note: Certain matters discussed above concerning the future performance of the Company are forward-looking statements intended to qualify for the safe harbors from liabilities established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified as such by words such as "believes," "anticipates," "plans," "expects" or words of similar import. The future performance of the Company is subject to a number of factors including, but not limited to, general economic conditions, competitive activity and funding available to schools.


                   THE AMERICAN EDUCATION CORPORATION
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                        7506 BROADWAY EXTENSION
                        -----------------------
                        OKLAHOMA CITY, OK 73116
                        -----------------------
                             1-800-34APLUS
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                            www.amered.com
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